(LEUTHOLD CORE INVESTMENT FUND LOGO)

                                 Annual Report
                              September 30,  2000

DEAR FELLOW SHAREHOLDERS,

  The last twelve months have been a rough and disappointing period for most investors. However, your fund's emphasis on defense combined with exceptionally good industry group and stock picking produced A TWELVE MONTH TOTAL RETURN OF 21%. This ranked in the top 7% of our Morningstar Fund category: Domestic Hybrid (flexible funds that invest in both stocks and bonds).

  The Leuthold Core Investment Fund has been awarded a Morningstar Category Rating of "5" (the highest) and the Wall Street Journal's "Mutual Funds Quarterly Review" awarded the fund an "A" both on a three month and THREE YEAR BASIS.

OUR KIND OF MARKET

  With our flexible portfolio management approach, managing both risk and return, our best relative performance often comes during difficult markets. An example is the third quarter of 2000 when your fund posted a 5.2% total return gain while the S&P 500 was down 1% and the NASDAQ was down 7.5%.

  I might add that our performance, when compared to the stock market indices, probably won't look so great in roaring bull markets. Per its guidelines, the fund will rarely have more than 70% of assets committed in the stock market, with the remaining 30% in other areas such as bonds and real estate investment trusts (REITs). Historically we do our best work in the mud, not on the race track. ON A LONG-TERM BASIS THIS PAYS OFF, BECAUSE LONG-TERM INVESTMENT SUCCESS IS MAKING IT AND KEEPING IT.
             --------------

MEASURES OF RISK CAN BE MISLEADING

  Analysts will employ a number of quantitative measures to statistically evaluate an investment portfolio's overall risk and a portfolio's return, adjusted for risk. Currently, based on comparisons with over 600 similar funds, the Leuthold Core Investment Fund ranks extremely high, per Morningstar's data comparisons.

     O FUND'S BETA (VOLATILITY/RISK) IS IN THE LOW 4% OF THIS UNIVERSE (LEAST RISKY).

     O FUND'S ALPHA (A MEASURE OF MANAGERS' "VALUE-ADDED") IS 7.76, RANKING IN THE TOP 1% OF THE UNIVERSE.

     O FUND'S SHARPE RATIO (MEASURE OF RETURN ADJUSTED FOR RISK) IS 1.12, RANKING IN THE TOP 1% OF THE UNIVERSE.

  Thus, the fund's quantitative risk/return adjusted report card is top of the class, but frankly, I think it also is at least SOMEWHAT MISLEADING IN TERMS OF IMPLICATIONS FOR THE FUTURE. The quantitative risk profile can be expected to rise when your fund increases its equity commitment. Investors should know, after this year's disappointing performance of most other funds, that past performance is not necessarily a good guide to the future_to some degree the same can be said for these quantitative risk measures.

THIS YEAR'S TECH WRECK

  The tech heavy NASDAQ Index peaked in early March at over 5000 and is now threatening to break below 3000 as the "Tech Wreck" continues. IN THE FIRST QUARTER OF THE YEAR 2000, ABOUT TWO-THIRDS OF INVESTOR DOLLARS DIRECTED TO MUTUAL FUNDS WENT INTO FUNDS WITH A TECHNOLOGY FOCUS, CHASING SUPERIOR PAST PERFORMANCE . . . AT JUST THE WRONG TIME.
                              -----

  From YTD highs, here is a sampling of the biggest technology and communication group declines, through the end of the third quarter (per Leuthold Group indices).

                                                 PERCENT DOWN
          GROUP:                                FROM YTD HIGH
          ------                                -------------
          Internet Retail                            -80%
          Internet Software & Services               -68%
          Office Electronics                         -67%
          Alternative Telcom Carriers                -65%
          Semiconductor Equipment                    -63%
          B2B Software & Services                    -59%

  If you own (or owned) a tech sector fund, you are well aware of the performance disaster and the additional declines taking place in October. Fortunately, your fund has avoided most of this tech and communication stock carnage, having decisively reduced exposure in these areas during the first quarter and essentially eliminating all exposure in the second quarter.

     O SOMETIMES WHAT YOU DON'T HOLD IN A PORTFOLIO CAN BE MORE IMPORTANT THAN WHAT YOU DO HOLD.
                      --

RECENT PORTFOLIO CHANGES

  Within the equity portfolio, Energy emphasis was shifted from Drillers and Equipment to Oil & Gas Exploration and Production. Health Care commitments remain high and emphasis on Value stocks has been significantly increased. Major broad areas of equity concentration are now REIT's, Health Care, Energy and Value stocks.

  During the third quarter, holdings in high quality corporate bonds were increased from 11% to 18% of assets. Additional commitments are planned in periods of market weakness. High Quality Bond yields are now attractive WITH SIGNIFICANT CAPITAL GAINS POTENTIAL WHEN RATES DECLINE. Very recently we added a "starter position" in High Yield Bonds.

CURRENT OUTLOOK

  As this is being written, the technology stock debacle continues. However, in October, your fund was down only 0.6%. While a short term rally is expected momentarily, the bear market beginning in late March is probably not over. VALUATIONS FOR THE BROAD TECH SECTOR HAVE COME DOWN BUT ARE STILL EXCESSIVE AT 60X EARNINGS (historical median is 33x earnings). The defensive overall portfolio stance is still warranted. Your fund increased its equity hedge in the fourth quarter.

  Earnings growth, particularly in tech stocks, continues to disappoint. The global economy continues to fade and the stock market weakness and high energy costs are having an impact on U.S. consumer confidence and spending. A recession in 2001? . . .Maybe, but HISTORY TELLS US RECESSIONS CAN BE GREAT STOCK MARKET BUYING OPPORTUNITIES!

Sincerely,

/s/Steve Leuthold

Steve Leuthold
Chairman

NOTE: Two new Leuthold specialty funds are open to investors. The funds are new but the methodologies employed are not. Both are no-load, and have complete exchange privileges with the Leuthold Core Investment Fund and a money market fund.

   O   GRIZZLY SHORT FUND: (Up 13.6% in Q3). Always 100% short. Designed for
       ------------------
       investors who want to hedge potential losses in other investments during declining markets. It is also appropriate for traders, speculators, and "neutral" investors.

   O   LEUTHOLD SELECT INDUSTRIES FUND: (Up 17.6% in Q3). Always 100% invested
       -------------------------------
       in stocks employing the flexible industry concentration approach that has worked so well for us in the Leuthold Core Investment Fund. This is designed to be a high performance fund for aggressive investors and may have a higher level of risk than the overall stock market.

   o THE TWO NEW FUNDS ARE AVAILABLE DIRECTLY THROUGH LEUTHOLD FUNDS. (BROADER ACCESSIBILITY IS IN THE PROCESS OF DEVELOPMENT.)

   o REGISTERED INVESTMENT ADVISORS CURRENTLY HAVE ACCESS TO THE NEW FUNDS VIA TD WATERHOUSE.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 2000

                       LEUTHOLD CORE          COMBINED        LIPPER FLEXIBLE            MORNINGSTAR           S&P 500
                      INVESTMENT FUND          INDEX             FUND INDEX         DOMESTIC HYBRID INDEX       INDEX
                      ----------------        --------        ---------------       ---------------------      -------
  3 month                  5.16%               3.49%               1.51%                    2.01%               -0.97%
  6 month                  8.91%               3.07%               0.10%                    1.11%               -3.60%
  1 year                  20.98%              16.04%              10.65%                   11.17%               13.28%
  3 year                  13.84%               9.95%               9.95%                    8.53%               16.42%
  Since Inception         13.25%              12.00%              13.17%                   12.04%               21.75%

           A $10,000 INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

               LEUTHOLD CORE INVESTMENT         COMBINED INDEX          LIPPER FLEXIBLE          MORNINGSTAR DOMESTIC
DATE                 FUND $18,355                  $17,280             FUND INDEX $18,256           HYBRID $16,983
----                 ------------                  -------             ------------------           --------------
11/95                   $10,000                    $10,000                  $10,000                     $10,000
 3/96                   $10,142                    $10,396                  $10,600                     $10,242
 6/96                   $10,341                    $10,618                  $10,880                     $10,476
 9/96                   $10,543                    $10,817                  $11,126                     $10,740
12/96                   $11,185                    $11,286                  $11,715                     $11,295
 3/97                   $10,970                    $11,179                  $11,698                     $11,374
 6/97                   $11,432                    $12,165                  $12,871                     $12,473
 9/97                   $12,439                    $13,055                  $13,735                     $13,293
12/97                   $13,114                    $13,257                  $13,904                     $13,443
 3/98                   $13,709                    $14,052                  $15,165                     $14,418
 6/98                   $13,859                    $14,149                  $15,399                     $14,575
 9/98                   $14,234                    $13,549                  $14,290                     $13,725
12/98                   $14,637                    $14,861                  $16,208                     $15,119
 3/99                   $14,733                    $14,635                  $16,464                     $15,241
 6/99                   $15,335                    $15,361                  $17,136                     $15,857
 9/99                   $15,172                    $14,952                  $16,496                     $15,281
12/99                   $16,037                    $16,081                  $17,795                     $16,365
 3/00                   $16,853                    $16,764                  $18,236                     $16,800
 6/00                   $17,455                    $16,697                  $17,984                     $16,649
 9/00                   $18,355                    $17,280                  $18,256                     $16,983

The Combined Index consists of an unmanaged portfolio of 45% common stocks (15% S&P 500 Index, 15% S&P 400 Midcap Index and 15% Russell 2000 Index), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ("LB G/C BI"), and 10% money market instruments (90-day U.S. T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than using the S&P 500 alone for the stock portion of the index. This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2000

ASSETS:
   Investments, at value
     (cost $66,531,478)                                          $ 74,249,326
   Receivable from broker for proceeds
     on securities sold short                                       8,686,217
   Deposit for short sales                                          6,994,818
   Receivable for investments sold                                 16,702,086
   Interest receivable                                                612,594
   Dividends receivable                                                99,505
   Organizational expenses, net of
     accumulated amortization                                           1,135
   Other assets                                                        34,234
                                                                 ------------
   Total Assets                                                   107,379,915
                                                                 ------------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $9,109,530)                                          8,084,493
   Payable for investments purchased                               12,099,675
   Payable to Adviser                                                  63,426
   Accrued expenses and other liabilities                              57,670
                                                                 ------------
   Total Liabilities                                               20,305,264
                                                                 ------------
NET ASSETS                                                       $ 87,074,651
                                                                 ------------
                                                                 ------------

NET ASSETS CONSIST OF:
   Capital  stock                                                $ 74,438,121
   Accumulated undistributed net
     investment income                                                 58,673
   Accumulated undistributed net
     realized gain (loss) on:
       Investments                                                  6,482,992
       Short Positions                                             (2,614,151)
   Net unrealized appreciation
     (depreciation) on:
       Investments                                                  7,717,848
       Short Positions                                              1,025,037
       Foreign Currency                                               (33,869)
                                                                 ------------
   Total Net Assets                                              $ 87,074,651
                                                                 ------------
                                                                 ------------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                         6,833,608
   Net Asset Value, Redemption Price
       and Offering Price Per Share                                    $12.74
                                                                 ------------
                                                                 ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30,  2000

INVESTMENT INCOME:
   Dividend income (net of foreign
     taxes withheld of $165)                                      $ 1,071,914
   Interest income                                                  3,071,486
                                                                  -----------
   Total investment income                                          4,143,400
                                                                  -----------

EXPENSES:
   Investment advisory fee                                            633,451
   Shareholder servicing and
     accounting costs                                                  66,046
   Administration fee                                                  58,118
   Professional fees                                                   41,064
   Federal and state registration                                      31,401
   Reports to shareholders                                             17,009
   Custody fees                                                        13,304
   Amortization of organizational expenses                              8,627
   Directors' fees and expenses                                         5,186
   Other                                                               11,338
                                                                  -----------
   Total expenses before reimbursement
     and dividends on short positions                                 885,544
   Less: Reimbursement from Adviser                                    (5,751)
                                                                  -----------
   Net expenses before dividends
     on short positions                                               879,793
   Dividends on short positions                                        69,025
                                                                  -----------
   Total expenses                                                     948,818
                                                                  -----------
NET INVESTMENT INCOME                                               3,194,582
                                                                  -----------

REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                                  8,039,524
       Short positions                                             (2,614,151)
       Foreign Currency                                            (1,646,758)
   Change in unrealized
     appreciation (depreciation) on:
       Investments                                                  6,002,889
       Short positions                                                380,106
       Foreign Currency                                               (33,781)
                                                                  -----------
   Net realized and unrealized
     gain on investments                                           10,127,829
                                                                  -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $13,322,411
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED               YEAR ENDED
                                                            SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
                                                            ------------------       ------------------
OPERATIONS:
     Net investment income                                      $ 3,194,582              $ 2,153,113
     Net realized gains on investments                            3,778,615                1,786,934
     Change in unrealized appreciation (depreciation)             6,349,214                 (657,075)
                                                                -----------              -----------
     Net increase in net assets from operations                  13,322,411                3,282,972
                                                                -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                  (3,091,522)              (2,088,204)
     From net realized gains                                       (733,046)              (4,599,364)
                                                                -----------              -----------
     Total distributions                                         (3,824,568)              (6,687,568)
                                                                -----------              -----------

CAPITAL SHARE  TRANSACTIONS:
     Proceeds from shares sold                                   26,921,376               18,506,997
     Proceeds from shares issued to holders in
       reinvestment of dividends                                  3,521,246                6,008,486
     Cost of shares redeemed                                    (11,286,346)              (8,957,373)
                                                                -----------              -----------
     Net increase in net assets from capital
       share transactions                                        19,156,276               15,558,110
                                                                -----------              -----------

TOTAL INCREASE IN NET ASSETS                                     28,654,119               12,153,514

NET ASSETS:
     Beginning of period                                         58,420,532               46,267,018
                                                                -----------              -----------
     End of period (including undistributed
       net investment income of $58,673
       and $30,674, respectively)                               $87,074,651              $58,420,532
                                                                -----------              -----------
                                                                -----------              -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED   NOVEMBER 20, 1995(1)<F1>
                                             SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,          THROUGH
                                                 2000            1999            1998           1997         SEPTEMBER 30, 1996
                                             -------------   -------------  -------------   -------------    ------------------
PER SHARE DATA:
Net asset value, beginning of period            $11.12          $11.97         $11.17         $10.18              $10.00
                                                ------          ------         ------         ------              ------

Income from investment operations:
     Net investment income(4)<F4>                 0.52            0.45           0.40           0.44                0.38
     Net realized and unrealized
       gains on investment                        1.75            0.28           1.16           1.32                0.16
                                                ------          ------         ------         ------              ------
     Total from investment operations             2.27            0.73           1.56           1.76                0.54
                                                ------          ------         ------         ------              ------

Less distributions:
     From net investment income                  (0.51)          (0.44)         (0.40)         (0.46)              (0.36)
     In excess of net investment income             --              --             --          (0.05)                 --
     From net realized gains                     (0.14)          (1.14)         (0.36)         (0.26)                 --
                                                ------          ------         ------         ------              ------
     Total distributions                         (0.65)          (1.58)         (0.76)         (0.77)              (0.36)
                                                ------          ------         ------         ------              ------
Net asset value, end of period                  $12.74          $11.12         $11.97         $11.17              $10.18
                                                ------          ------         ------         ------              ------
                                                ------          ------         ------         ------              ------

Total return                                    20.98%           6.59%         14.45%         17.96%               5.43%(2)<F2>

Supplemental data and ratios:
     Net assets, end of period             $87,074,651     $58,420,532    $46,267,018    $30,560,181         $31,740,501

Ratio of expenses to
  average net assets:
     Before expense reimbursement                1.36%(5)<F5>    1.42%(5)<F5>   1.41%          1.47%               1.55%(3)<F3>
     After expense reimbursement                 1.35%(5)<F5>    1.35%(5)<F5>   1.25%          1.25%               1.25%(3)<F3>
Ratio of net investment income
  to average net assets:
     Before expense reimbursement                4.53%(6)<F6>    3.93%(6)<F6>   3.50%          4.05%               4.14%(3)<F3>
     After expense reimbursement                 4.54%(6)<F6>    4.00%(6)<F6>   3.66%          4.27%               4.44%(3)<F3>
Portfolio turnover rate                        129.74%(7)<F7>  159.02%(7)<F7>  73.43%         35.62%             103.30%

(1)<F1> Commencement of operations.
(2)<F2> Not annualized.
(3)<F3> Annualized.
(4)<F4> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F5> The operating expense ratios include dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.26% and 1.25%, respectively, for the year ended September 30, 2000 and 1.32% and 1.25%, respectively, for the year ended September 30, 1999.
(6)<F6> The net investment income ratios include dividends on short positions.
(7)<F7> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2000

    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                          ------
                 COMMON STOCKS - 41.3%+<F10>

                 AEROSPACE - 3.5%+<F10>
        2,900    Alliant Techsystems Inc.*<F8>                     $   238,162
       13,200    The Boeing Company                                    831,600
       10,100    General Dynamics Corporation                          634,406
       16,600    Lockheed Martin Corporation                           547,136
        7,400    Northrop Grumman
                   Corporation                                         672,475
       15,200    Orbital Sciences Corporation*<F8>                     127,300
                                                                   -----------
                                                                     3,051,079
                                                                   -----------

                 EDUCATION - 4.8%+<F10>
       18,500    Apollo Group, Inc.*<F8>                               737,687
       22,500    Career Education Corporation*<F8>                   1,001,250
       15,200    click2learn.com, Inc.*<F8>                            223,250
       10,400    Corinthian Colleges, Inc.*<F8>                        613,600
        7,400    DeVry, Inc.*<F8>                                      278,425
       32,600    Education Management
                   Corporation*<F8>                                    878,162
        5,200    Learning Tree
                   International, Inc.*<F8>                            247,650
       14,000    Sylvan Learning Systems, Inc.*<F8>                    207,375
                                                                   -----------
                                                                     4,187,399
                                                                   -----------

                 HEALTH CARE FACILITIES - 4.5%+<F10>
       35,000    Health Management
                   Associates, Inc.*<F8>                               728,437
       23,100    Province Healthcare Company*<F8>                      922,556
       36,500    Sunrise Assisted Living, Inc.                         791,594
       12,300    Tenet Healthcare Corporation*<F8>                     447,413
       11,600    Universal Health Services, Inc.                       993,250
                                                                   -----------
                                                                     3,883,250
                                                                   -----------

                 LIFE INSURANCE - 2.1%+<F10>
        3,500    American General
                   Corporation                                         273,000
        3,800    Jefferson-Pilot Corporation                           257,925
       10,300    Lincoln National Corporation                          495,687
       22,000    MetLife, Inc.*<F8>                                    576,125
        9,300    Torchmark Corporation                                 258,656
                                                                   -----------
                                                                     1,861,393
                                                                   -----------

                 OIL & GAS EXPLORATION - 4.6%+<F10>
        6,800    Anadarko Petroleum
                   Corporation                                         451,928
       10,100    Apache Corporation                                    597,162
       24,600    Cross Timbers Oil Company                             472,012
        8,600    Devon Energy Corporation                              517,290
       17,400    EOG Resources, Inc.                                   676,425
        7,400    Equitable Resources, Inc.                             468,975
        9,300    Noble Affiliates, Inc.                                345,263
        5,800    St. Mary Land &
                   Exploration Company                                 133,763
        6,100    Stone Energy Corporation*<F8>                         335,500
                                                                   -----------
                                                                     3,998,318
                                                                   -----------

                 OIL & GAS REFINING
                   & MARKETING - 1.9%+<F10>
        8,300    Sunoco, Inc.                                          223,581
       19,700    Tesoro Petroleum Corporation                          195,769
       14,300    Tosco Corporation                                     445,981
        9,000    Ultramar Diamond Shamrock
                   Corporation                                         228,375
       14,700    Valero Energy Corporation                             517,256
                                                                   -----------
                                                                     1,610,962
                                                                   -----------

                 PHARMACEUTICALS - 4.6%+<F10>
       13,800    Abbott Laboratories                                   656,362
        5,900    American Home Products
                   Corporation                                         333,719
        4,758    Elan Corporation plc - ADR*<F8>                       260,500
       10,800    Elan Corporation
                   plc-Rights*<F8>                                      10,463
        6,100    Eli Lilly and Company                                 494,862
       19,300    IVAX Corporation                                      887,800
       11,200    Pfizer Inc.                                           503,300
        6,800    SmithKline Beecham Plc                                466,650
        6,200    Watson Pharmaceuticals, Inc.*<F8>                     402,225
                                                                   -----------
                                                                     4,015,881
                                                                   -----------

                 REAL ESTATE INVESTMENT
                   TRUSTS - 9.3%+<F10>
       14,800    Apartment Investment
                   & Management Company                                681,725
       16,500    CBL & Associates
                   Properties, Inc.                                    413,531
       17,400    CarrAmerica Realty
                   Corporation                                         526,350
       27,100    Crescent Real Estate
                   Equities Company                                    604,669
       11,592    Duke-Weeks Realty
                   Corporation                                         279,657
       13,709    Equity Residential
                   Properties Trust                                    658,032
       23,000    Golf Trust of America, Inc.                           310,500
       47,500    Innkeepers USA Trust                                  486,875
       15,500    Liberty Property Trust                                426,250
      138,400    Meditrust Companies*<F8>                              406,550
       29,200    Nationwide Health
                   Properties, Inc.                                    465,375
       11,200    Pacific Gulf Properties, Inc.                         299,600
       15,400    Parkway Properties, Inc.                              469,700
        9,700    Post Properties, Inc.                                 422,556
        6,000    Prentiss Properties Trust                             156,750
       15,900    ProLogis Trust                                        377,625
        8,700    Spieker Properties, Inc.                              500,794
       69,700    Winston Hotels, Inc.                                  601,163
                                                                   -----------
                                                                     8,087,702
                                                                   -----------

                 SMALL CAP VALUE - 2.0%+<F10>
       11,600    The Earthgrains Company                               213,875
       16,800    Extended Stay America, Inc.*<F8>                      222,600
       14,200    Precision Castparts Corp.                             544,925
       10,100    Pulte Corporation                                     333,300
       11,700    Russell Corporation                                   185,738
        9,000    The Men's Wearhouse, Inc.*<F8>                        254,813
                                                                   -----------
                                                                     1,755,251
                                                                   -----------

                 UNDERVALUED AND
                   UNLOVED +<F11>- 4.0%+<F10>
       17,400    ACE Limited                                           682,950
       10,900    AmerUs Group Co.                                      280,675
       22,400    Hibernia Corporation                                  274,400
        9,700    Lennar Corporation                                    287,969
       16,000    NL Industries, Inc.                                   339,000
       25,100    Old Republic International
                   Corporation                                         603,969
       14,400    Pinnacle West Capital
                   Corporation                                         732,600
       10,200    V.F. Corporation                                      251,813
                                                                   -----------
                                                                     3,453,376
                                                                   -----------
                 Total Common Stocks
                   (Cost $28,737,687)                               35,904,611
                                                                   -----------
                 INVESTMENT
                   COMPANIES - 3.7%+<F10>
                 EMERGING COUNTRY
                   FUNDS - 3.7%+<F10>
       13,100    Asia Pacific Fund                                     114,625
       16,600    Asia Tigers Fund                                      127,613
       23,300    Scudder Brazil Fund                                   399,013
       13,399    China Fund                                            127,291
       26,400    Fidelity Advisors Emerging
                   Asia Fund                                           355,608
       27,900    First Philippine Fund *<F8>                            95,906
       44,800    Greater China Fund                                    394,800
       20,100    iShares MSCI Singapore                                138,188
       24,900    iShares MSCI Malaysia                                 130,725
       12,800    Korea Fund *<F8>                                      153,600
       29,600    Mexico Fund                                           466,200
       41,900    Morgan Stanley Dean
                   Witter Asia-Pacific Fund                            395,431
        9,300    Scudder New Asia Fund                                 114,506
       28,500    Templeton China World Fund                            219,094
                                                                   -----------
                                                                     3,232,600
                                                                   -----------
                 Total Investment Companies
                   (Cost $2,760,782)                                 3,232,600
                                                                   -----------

  PRINCIPAL
   AMOUNT
  ---------
                 FIXED INCOME
                   SECURITIES - 31.4%+<F10>
                 FOREIGN BONDS - 14.8%+<F10>
AUD 7,931,000    New South Wales Treasury
                   Corp., 6.50%, 5/1/2006                            4,285,738
NZD 8,193,000    New Zealand Government
                   Bond, 8.00%, 11/15/2006                           3,532,509
CAD 7,825,000    Province of Ontario, 5.70%,
                   12/01/2008                                        5,073,768
                                                                   -----------
                                                                    12,892,015
                                                                   -----------

                 CORPORATE BONDS - 16.6%+<F10>
    3,896,000    American General Finance,
                   8.50%, 7/1/2030                                   3,908,194
    2,002,000    American Re Corp, 7.45%,
                   12/15/2026                                        1,898,587
    2,022,000    Aon Capital Trust, 8.2050%,
                   1/1/2027                                          1,853,315
    1,845,000    Deere & Co., 8.10%, 5/15/2030                       1,855,409
    1,370,000    GE Global, 6.45%, 3/1/2019                          1,209,546
    2,051,000    Nationsbank Corporation,
                   6.80%, 3/15/2028                                  1,821,676
   $2,220,000    Northern Illinois Gas,
                   6.58%, 2/15/2028                                  1,918,748
                                                                   -----------
                                                                    14,465,475
                                                                   -----------
                 Total Fixed Income
                   Securities
                   (Cost $27,278,384)                               27,357,490
                                                                   -----------

                 SHORT-TERM
                   INVESTMENTS - 8.9%+<F10>
                 VARIABLE DEMAND NOTES - 8.9%+<F10>
    1,121,601    American Family Financial
                   Services, Inc., 6.2352%, #<F9>                    1,121,601
    2,065,743    Firstar Bank, 6.3700%, #<F9>                        2,065,743
    4,247,887    Sara Lee Corporation,
                   6.2200%, #<F9>                                    4,247,887
      318,394    Wisconsin Corporate Central
                   Credit Union, 6.2900%, #<F9>                        318,394
                                                                   -----------
                                                                     7,753,625
                                                                   -----------

   NUMBER
  OF SHARES
  ---------
                 MUTUAL FUNDS - 0.0%+<F10>
        1,000    Firstar Stellar Treasury Fund                           1,000
                                                                   -----------
                 Total Short-Term
                   Investments
                   (Cost $7,754,625)                                 7,754,625
                                                                   -----------
                 TOTAL INVESTMENTS - 85.3%+<F10>
                   (COST $66,531,478)                              $74,249,326
                                                                   -----------
                                                                   -----------

 *<F8>  Non-income producing security.
 #<F9>  Variable rate security.  The rates listed are as of 9/30/00.
+<F10>  Calculated as a percentage of net assets.
+<F11> To qualify as an "Undervalued & Unloved" security, six of the following seven criteria must be met: 1) Price to book ratio less than 2.0x; 2) S&P rating minimum of "B-"; 3) Cash to market capitalization ratio of at least 10%; 4) Indicated dividend yield of at least 3.0%; 5) Total long-term debt to market capitalization ratio of less than 50%; 6) Price to normalized earnings ratio less than 12.0x and 7) Price to cash flow ratio less than 80% of S&P 500 cash flow ratio.
   ADR  American Depository Receipts.

                     See notes to the financial statements.

SECURITIES SOLD SHORT
SEPTEMBER 30,  2000

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
             COMMON  STOCKS
     1,900   Alcoa Inc.                                             $   48,094
     5,100   Allegiance Telecom, Inc.                                  189,975
     1,300   Amazon.com, Inc.                                           49,969
    12,800   Answerthink Inc.                                          208,000
     4,800   Autodesk, Inc.                                            121,800
     4,400   AutoZone, Inc.                                             99,825
     2,300   Best Buy Co., Inc.                                        146,337
     6,300   Broadwing Inc.                                            161,044
     2,200   Cablevision Systems
               Corporation                                             145,887
    12,600   Callaway Golf Company                                     193,725
     3,300   Cintas Corporation                                        143,756
     9,100   Citizens Communications
               Company                                                 122,281
     1,900   Clear Channel
               Communications, Inc.                                    107,350
     2,900   The Clorox Company                                        114,731
     4,600   CNET Networks, Inc.                                       112,053
     2,300   Colgate-Palmolive Company                                 108,560
     4,300   Conexant Systems, Inc.                                    180,062
     4,600   Costco Wholesale Corporation                              160,713
     3,400   Cymer, Inc.                                               104,337
     3,300   Danaher Corporation                                       164,175
     1,300   Dell Computer Corporation                                  40,056
     5,700   Dendrite International, Inc.                              152,831
     2,700   Digital Island                                             50,625
     7,200   E*TRADE Group, Inc.                                       118,350
     2,000   eBay Inc.                                                 137,375
     1,600   Entercom Communications
               Corp.                                                    47,900
     3,400   The Estee Lauder
               Companies Inc.                                          124,525
     1,900   FreeMarkets, Inc.                                         108,537
     2,500   Gateway, Inc.                                             116,875
     6,100   Gentex Corporation                                        152,500
     1,800   Inktomi Corporation                                       205,200
     1,200   International Business
               Machine Corporation                                     135,000
     5,800   International Speedway
               Corporation                                             226,200
     2,800   Intersil Holding Corporation                              139,650
     6,400   Intimate Brands, Inc.                                     119,600
     2,200   Kana Communications, Inc.                                  48,950
     2,700   Keane, Inc.                                                46,980
     4,800   Keynote Systems, Inc.                                     128,400
     2,800   Lamar Advertising Company                                 106,050
     1,600   Level 3 Communications, Inc.                              123,400
    13,000   McLeodUSA Incorporated                                    186,063
     3,600   Metasolv Software, Inc.                                   147,150
     3,800   Michaels Stores, Inc.                                     152,000
     2,900   Molex Incorporated                                        157,869
     4,300   National Instruments
               Corporation                                             189,738
     5,000   Net2Phone, Inc.                                           112,500
     6,000   New Era of Networks, Inc.                                 145,969
     4,200   Nextel Communications, Inc.                               196,350
     3,900   NEXTLINK
               Communications, Inc.                                    137,231
     3,600   NIKE, Inc.                                                144,225
     5,000   NorthPoint Communications
               Group, Inc.                                              44,375
       700   NTL Incorporated                                           32,419
     1,400   Omnicom Group Inc.                                        102,113
     5,000   RCN Corporation                                           103,750
     3,300   SBS Broadcasting SA                                       131,381
    13,700   Sinclair Broadcast Group, Inc.                            149,844
     1,500   Sprint Corp (PCS Group)                                    52,594
     3,300   Symbol Technologies, Inc.                                 118,594
     2,000   TeleCorp PCS, Inc.                                         38,000
     2,400   Tellabs, Inc.                                             114,600
     3,600   The Walt Disney Company                                   137,700
     2,400   Verizon Communications                                    116,250
     4,500   Viatel, Inc.                                               46,125
     5,200   VISX, Incorporated                                        140,075
     2,200   Wal-Mart Stores, Inc.                                     105,875
     2,400   Winstar Communications, Inc.                               37,200
     1,300   Xircom, Inc.                                               32,825
                                                                    ----------
             Total Common
               Stocks Sold Short                                     8,084,493
                                                                    ----------
             TOTAL SECURITIES
               SOLD SHORT
               (PROCEEDS $9,109,530)                                $8,084,493
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Leuthold Core Investment Fund, formerly known as Leuthold Asset Allocation Fund, (the "Fund") is one of three series of the Company. The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $43,019, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2000, reclassifications were recorded to decrease accumulated net investment income by $75,061, increase accumulated net realized gains on investments by $104,358 and decrease paid in capital by $29,297.

   d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Purchased Option Accounting - Option contracts purchased are included in the Statement of Assets and Liabilities as an asset and are valued at the last bid price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Option contracts are held by the Fund for trading and hedging purposes.

   f) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

       The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

   g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

2. CAPITAL SHARE  TRANSACTIONS

   Transactions in shares of the Fund were as follows:

                                   YEAR ENDED          YEAR ENDED
                                 SEPT. 30, 2000      SEPT. 30, 1999
                                 --------------      --------------
   Shares sold                      2,242,510           1,629,144
   Shares issued to
     holders in
     reinvestment
     of dividends                     296,241             547,186
   Shares redeemed                   (960,075)           (787,354)
                                    ---------           ---------
   Net increase                     1,578,676           1,388,976
                                    ---------           ---------
                                    ---------           ---------

3. INVESTMENT  TRANSACTIONS

   Purchases and sales of investments, other than short-term investments, options and short positions, for the year ended September 30, 2000 were as follows:

           PURCHASES                       SALES
     ----------------------        ----------------------
        U.S.                          U.S.
     GOVERNMENT       OTHER        GOVERNMENT       OTHER
     ----------       -----        ----------       -----
     $4,284,450    $75,355,842    $10,556,437    $55,650,142

   At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                    $8,782,838
   Depreciation                    (1,033,295)
                                   ----------
   Net appreciation on
     investments                   $7,749,543
                                   ----------
                                   ----------

   At September 30, 2000, the cost of investments, excluding short positions, for federal income tax purposes was $66,499,783.

   At the close of business on January 19, 1996, the unit holders of the Piper Trust Common Leuthold Flexible Fund transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $860,971 of unrealized appreciation for tax purposes. Since inception, the Fund has realized $843,494 of the appreciation.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

   For the year ended September 30, 2000, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $253,173 of brokerage commissions.

5. INCOME  TAX INFORMATION

   The Fund hereby designates $4,417,273 as long-term capital gain distributions for purposes of the dividends paid deduction.

6. DISTRIBUTIONS

   Five percent of dividends paid during the fiscal year ended September 30, 2000, qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC. AND THE SHAREHOLDERS OF THE LEUTHOLD CORE INVESTMENT FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Leuthold Core Investment Fund (one of the portfolios constituting the Leuthold Funds, Inc., a Maryland corporation) as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Leuthold Core Investment Fund of the Leuthold Funds, Inc., as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 2, 2000

                      (LEUTHOLD CORE INVESTMENT FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
    Management, LLC,  Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner,  Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP,  Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.